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                                                                       EXHIBIT I

                                 AMENDMENT NO. 1
                                       TO
                            ASSET PURCHASE AGREEMENT


         THIS AMENDMENT NO. 1 is made and effective as of March 7,2001 (the "Amendment") by and among PITT-DES MOINES, INC., a Pennsylvania corporation ("Seller"), CHICAGO BRIDGE & IRON COMPANY N.V., a Netherlands company ("CB&I"), and CB&I CONSTRUCTORS, INC., a Texas corporation ("CB&I Sub," and collectively with CB&I, the "Purchaser").

                                    RECITALS

         A. Seller and Purchaser entered into that certain Asset Purchase Agreement dated as of February 7, 2001 (the "Asset Purchase Agreement").

         B. The parties desire to amend the Asset Purchase Agreement upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. Purchase Price Adjustment. Section 3.2(a) of the Asset Purchase Agreement is hereby amended by deleting the phrase "30 days after the Closing Date" in the second line thereof and substituting therefore "April 15, 2001."

         2. Collection of Receivables Constituting Excluded Assets. The second sentence of Section 3.3 of the Asset Purchase Agreement is hereby amended and restated to read in its entirety as follows:

                           "Following the Closing Date, Purchaser agrees (a) to use its prompt commercially reasonable best efforts
                           (i) to perform (at Purchaser's sole cost and expense) all work as and when necessary and required under each contract to which such Excluded Accounts Receivable relate in order to enable Seller to collect the Excluded Accounts Receivable in full on a timely basis and (ii) acting as agent on behalf of Seller, to collect (without being obligated to resort to suit or third party or other extraordinary collection efforts) all Excluded Account Receivables,
                           (b) to remit to Seller at the time of the Purchase Price adjustment provided in Section 3.2 all checks, money or other cash proceeds received by Seller on or prior to April 15, 2001 with respect to each such Excluded Account Receivable, and (c) remit to Seller all checks, money and other cash proceeds received by Seller after April 15, 2001, with respect to each such Excluded Account Receivable within five (5) days of the receipt by Seller of the same."



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         3. Passage of Title and Risk of Loss. The third sentence of Section
9.10 of the Asset Purchase Agreement is hereby amended by deleting the phrase "Within a reasonable period after the Closing Date (and in no event later than thirty (30) days thereafter)" and substituting therefore "Not later than April 15, 2001".

         4. Effect of Amendment. Except as expressly set forth herein, all terms and conditions of the Asset Purchase Agreement shall remain unchanged and in full force and effect.

         5. Counterparts. This Amendment may be executed in counterparts, each of which when so executed being deemed an original and all of which taken together constituting one and the same agreement.


         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.


                                                     PITT-DES MOINES, INC.


                                       By:   /s/ R.A. Byers
                                          --------------------------------------
                                       Name: R. A. Byers
                                            ------------------------------------
                                       Title: Vice President Finance & Treasurer
                                             -----------------------------------



                                       CHICAGO BRIDGE & IRON COMPANY N. V.

                                       By: CHICAGO BRIDGE & IRON COMPANY
                                           B. V., its Managing Director


                                       By:   /s/ Stephen P. Crain
                                          --------------------------------------
                                       Name: Stephen P. Crain
                                            ------------------------------------
                                       Title: Executive Vice President -
                                             -----------------------------------
                                              Chief Marketing Officer


                                       CB&I CONSTRUCTORS, INC.


                                       By:  /s/ Richard E. Goodrich
                                          --------------------------------------
                                       Name: Richard E. Goodrich
                                            ------------------------------------
                                       Title: President
                                             -----------------------------------